                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-42394  of the Sierra  Health  Automatic  Retirement  Plan on Form S-8 of our
report dated September 5, 2001,  appearing in this Annual Report on Form 11-K of the Sierra  Health  Automatic  Retirement  Plan for the year ended  December 30,
2000.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
September 5, 2001